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                                                                   Exhibit 10.21

                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

          THIS AGREEMENT is made as of February17, 2000, by and among NSP Holdings L.L.C., a Delaware limited liability company (together with its successors and permitted assigns, the "COMPANY"), the Persons listed on the signature page hereof as of the date of this Agreement (the "INITIAL INVESTORS"), and each of the other Persons who becomes a party to this Agreement after the date hereof pursuant to paragraph 10(e) or 10(f) below. Certain capitalized terms used herein are defined in paragraph 9 below.

          The parties hereto, intending to be legally bound, hereby agree as follows:

          1.      DEMAND REGISTRATIONS.

          (a) REQUESTS FOR REGISTRATION. At any time after the Company has completed the initial public offering of any of its equity securities under the Securities Act (the "INITIAL IPO"), the holders of a majority of the Argosy Investor Registrable Securities and a majority of the Hancock Investor Registrable Securities may each request registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), of (x) all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration ("LONG-FORM REGISTRATIONS"), and (y) all or any portion of their Registrable Securities on Form S-2 or S-3 (including pursuant to Rule 415 under the Securities Act) or any similar short-form registration ("SHORT-FORM REGISTRATIONS") if available. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "DEMAND REGISTRATIONS." Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within 10 days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to paragraph 1(d) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          (b) LONG-FORM REGISTRATIONS. The holders of a majority of the Argosy Investor Registrable Securities and a majority of the Hancock Investor Registrable Securities shall each be entitled to request 2 Long-Form Registrations. The Company shall pay all Registration Expenses in connection with any Demand Registration. A registration shall not count as one of the permitted Long-Form Registrations until it has become effective and the holders of Registrable Securities initially requesting the Long-Form Registration are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration by such holders; PROVIDED that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective. All Long-Form Registrations shall be underwritten registrations.

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          (c)     SHORT-FORM REGISTRATIONS. In addition to the Long-Form
Registrations provided pursuant to paragraph 1(b), the holders of a majority of the Argosy Investor Registrable Securities and the holders of a majority of the Hancock Investor Registrable Securities shall each be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses. Notwithstanding anything contained herein to the contrary, Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirement of the Securities Exchange Act, the Company shall use its reasonable efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities.

          (d) PRIORITY ON DEMAND REGISTRATIONS. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least 75% of the Investor Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold without adversely affecting the marketability of the offering, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, first pro rata among the respective holders of the Registrable Securities (including, without limitation, the holders of Registrable Securities which shall have requested to be included in such Demand Registration pursuant to the provisions of paragraph 2) on the basis of the amount of Registrable Securities owned by each such holder and then to the extent that any securities which are not Registrable Securities can still be included, pro rata among the respective holders thereof on the basis of the amount of such securities owned by each such holder. Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in paragraph 5 hereof.

          (e) RESTRICTIONS ON DEMAND REGISTRATIONS. The Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration. The Company shall be entitled to postpone, for a reasonable period of time not in excess of 90 days after its receipt of an initial request for a Demand Registration pursuant to this Agreement, the filing of any registration statement if at the time it received a request therefor, the Board determines, in its reasonable business judgment, that such registration and offering would be reasonably expected to have an adverse effect on any financing, acquisition, corporate reorganization or other material transaction or development involving the Company or any of its subsidiaries or affiliates; PROVIDED that the Company shall only be entitled to one postponement in any 365-day period. The Company shall give the holders of Investor Registrable Securities making such request written notice of such determination. In the event of such postponement, the Company shall file such registration statement as soon as practicable after it shall determine, in its reasonable business

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judgment, that such registration and offering will not interfere with the matters described in the first sentence of this paragraph 1(e) or, if later, at the end of such 90-day period. If the Company shall postpone the filing of any registration statement, the holders of Investor Registrable Securities making such request shall have the right to withdraw their request for such registration by giving notice to the Company within 15 days of the notice of postponement; PROVIDED, however, that in the event that the holders of Investor Registrable Securities withdraw their request in the foregoing manner, such request shall not be counted for purposes of determining the number of registrations to which the holders of Investor Registrable Securities are entitled pursuant to paragraph (a) above.

          (f) SELECTION OF UNDERWRITERS. The Company will have the right to select the investment banker(s) and manager(s) to administer the offering.

          2.      PIGGYBACK REGISTRATIONS.

          (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its equity securities (including any proposed registration of the Company's securities by any third party) under the Securities Act whether or not for sale for its own account, (other than pursuant to a Demand Registration pursuant to paragraph 1(a) except as provided in the last sentence of paragraph 1(a), or a registration on Form S-4 or S-8 or any successor or similar forms, but including the Initial IPO) and the registration form to be used may be used for the registration of Registrable Securities (a "PIGGYBACK REGISTRATION"), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration (which notice shall be given at least 30 days prior to the date the applicable registration statement is to be filed) and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          (b) PIGGYBACK EXPENSES. Subject to the qualifications set forth in paragraph 5(b), the Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

          (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, the Company shall include in such registration
(i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the amount of such securities owned by each such holder, and (iii) third, the other securities requested to be included in such registration pro rata among the holders of such securities on the basis of the amount of such securities shares owned by each such holder.

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          (d)     PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback
Registration is an underwritten secondary registration on behalf of holders of the Company's securities other than the holders of Registrable Securities (a "SECONDARY REGISTRATION"), and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, except to the extent otherwise previously agreed to by holders of a majority of the Registrable Securities, the securities requested to be included therein by the holders requesting such registration, together with Registrable Securities (including, without limitation, Warrantholder Registrable Securities) requested to be included in such registration, pro rata among the holders of such securities and Registrable Securities on the basis of the amount of such securities owned by each such holder, and (ii) second, other securities requested to be included in such registration pro rata among the holders of such securities on the basis of the amount of such securities owned by each such holder.

          (e) SELECTION OF UNDERWRITERS. If any Piggyback Registration is an underwritten offering, the Company will have the right to select the investment banker(s) and manager(s) for the offering.

          (f) COMPLIANCE WITH HART-SCOTT-RODINO ACT. If any holder of Warrantholder Registrable Securities has elected to participate in a Piggyback Registration pursuant to paragraph 2(a) and shall have notified the Company at the time it elects to participate in a Piggyback Registration pursuant to paragraph 2(a) that it may be required to file a Notification and Report Form under the Hart-Scott-Rodino Act in connection with the exercise of Warrants, then, in such event, the Company shall not consummate a sale of any securities under such Piggyback Registration until the third (3rd) Business Day following the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Act so as to permit the lawful exercise of the Warrants held by such holder prior to the consummation of such sale under such Piggyback Registration.

          3.      HOLDBACK AGREEMENTS.

          (a) To the extent not inconsistent with applicable law, each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the period (the "LOCKUP PERIOD") (in no case to exceed an aggregate of 180 days) prior to and after the effective date of any (x) underwritten Demand Registration except as part of such underwritten registration or (y) underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor form) that is agreed to by the underwriter managing the registered public offering and the Company (in the case of a Piggyback Registration or Secondary Registration) or 75% of the Investor Registrable Securities included in such registration (in the case of a Demand Registration), except, in the case of any holder of Registrable Securities, to the extent that such holder provides to the Company an opinion of nationally recognized outside counsel to the effect

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that such holder is prohibited by applicable law or exercise of fiduciary duties from agreeing to withhold Registrable Securities from sale or is acting in its capacity as a fiduciary or investment advisor. Without limiting the scope of the term "fiduciary," a holder shall be deemed to be acting as a fiduciary or an investment advisor if its actions or the Registrable Securities proposed to be sold are subject to the Employee Retirement Income Security Act of 1974, as amended, or the Investment Company Act of 1940, as amended, or if such Registrable Securities are held in a separate account under applicable insurance law or regulation.

          (b) The Company (i) agrees not to effect any public sale or distribution of its equity securities, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the LockUp Period, and (ii) agrees to reasonable efforts to cause, to the extent not inconsistent with applicable law, each holder of its equity securities, or any securities, options or rights convertible into or exchangeable or exercisable for equity securities purchased from the Company at any time after the date of this Agreement that holds more than 3% of the Company's common equity securities on fully diluted basis (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during the LockUp Period.

          4. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

          (a) prepare and (within 60 days after the end of the period within which requests for registration may be given to the Company) file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective (provided that within a reasonable time before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of 75% of the Investor Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

          (b) notify in writing each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for (i) a period of not less than 180 days (subject to extension pursuant to paragraph 7(b)), or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such registration statement during such period have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof

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set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company shall promptly furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed; PROVIDED that in connection with (i) any Demand Registration or (ii) any Piggyback Registration (other than in connection with a firm commitment underwriting), the Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference) to which the holders of a majority of the Warrantholder Registrable Securities shall reasonably object, within fifteen
(15) days prior to the filing of such registration statement, based upon a reasonable good faith belief that such registration statement, amendment, prospectus, supplement or other document contains any untrue statement of a material fact or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein

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(in the case of any prospectus, in light of the circumstances under which they were made) not misleading;

          (g) provide a transfer agent and registrar for all such Registrable Securities and a CUSIP number for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and assist and, at the request of any participating underwriter, cause such officers or directors to participate in presentations to prospective purchasers;

          (j) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of paragraph 11(a) of the Securities Act and Rule 158 thereunder;

          (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

          (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, use its reasonable efforts promptly to obtain the withdrawal of such order; and

          (m) use its reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities.

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          5.      REGISTRATION EXPENSES.

          (a) Subject to paragraph (b) below, all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, travel expenses, filing expenses, messenger and delivery expenses, fees and disbursements of custodians, fees and disbursements of counsel for the Company and fees and disbursements of all independent certified public accountants, underwriters including, if necessary, a "qualified independent underwriter" within the meaning of the rules of the National Association of Securities Dealers, Inc. (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "REGISTRATION EXPENSES"), shall be borne by the Company, except as otherwise expressly provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system (or any successor or similar system).

          (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel (in addition to local counsel) chosen by the holders of 75% of the Investor Registrable Securities included in such registration and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

          (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

          6.      INDEMNIFICATION.

          (a) The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors, agents, partners and employees and each Person who controls such holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney's fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any violation by the Company of the provisions of the Securities Act, (ii) any untrue or alleged untrue statement of material fact contained (A) in any registration statement, prospectus

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or preliminary prospectus or any amendment thereof or supplement thereto or (B)
in any application or other document or communication (in this paragraph 6 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the "blue sky" or securities laws thereof, or (iii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer, agent, employee, partner and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests (and is customarily provided by selling stockholders) for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, will indemnify and hold harmless the other holders of Registrable Securities and the Company, and their respective directors, officers, agents and employees and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney's fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such holder expressly for use therein, and such holder will reimburse the Company and each such other indemnified party for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however,

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that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this paragraph6, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding subparagraphs of this paragraph6, except to the extent, but only to the extent to which, the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this paragraph6. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that
(i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor.

          (d) No indemnifying party shall, without the written consent of each indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment
(A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim without any payment or consideration provided or obligation incurred by any indemnified party and
(B) does not

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include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (e) If the indemnification provided for in this paragraph 6 is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect to any losses, claims, damages or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault referred to in clause (i) above but also the relative benefit of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other in connection with the registration statement on the other in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Company bear to the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be determined by reference to, among other things, whether the untrue or alleged omission to state a material fact relates to information supplied by the Company or by the sellers of Registrable Securities or other sellers participating in the registration statement and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the sellers of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this paragraph 6 were determined by pro rata allocation (even if the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph 6, no seller of Registrable Securities shall be required to contribute pursuant to this paragraph6 any amount in excess of the sum of (i) any amounts paid pursuant to paragraph 6(b) and (ii) net proceeds received by such Seller from the sale of Registrable Securities covered by the registration statement filed pursuant hereto. No person guilty of fraudulent misrepresentation (within the meaning of Section11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (f) The indemnification and contribution by any such party provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

          (g) An indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this paragraph 6 to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due or payable. Without limiting the generality of the foregoing, each indemnifying party, as an interim measure during the pendency of any claim, action, investigation, inquiry or proceeding arising out of or based upon any matter or subject for which indemnity (or contribution in lieu thereof) may be available to any indemnified party under this paragraph 6, will promptly reimburse each indemnified party, as often as invoiced therefor (but in no event more often than monthly) for all reasonable legal or other expenses incurred in connection with the investigation or defense of any such claim, action, investigation, inquiry or proceeding, notwithstanding the absence of any judicial determination as to the propriety or enforceability of the indemnifying party's obligation to reimburse the indemnified party for such expenses and notwithstanding the possibility that the obligations to pay such expenses might later have been held to be improper by a court of competent jurisdiction. To the extent that any such interim reimbursement is held to be improper, the indemnified party agrees to promptly return the amount so advanced to the indemnified party, together with interest, compounded monthly, at the prime rate (or other commercial lending rate for borrowers of the highest credit standing) listed from time to time in THE WALL STREET JOURNAL which represents the base rate on corporate loans posted by a substantial majority of the nation's thirty (30) largest banks. Any such interim reimbursement payments which are not made to the indemnified party within thirty
(30) days of a request therefor shall bear interest at such prime rate from the date of such request. To the extent required by any underwriter in connection with the execution of any underwriting agreement pursuant to which the holders shall be selling any Registrable Securities, the Company shall agree to advancement of the expenses of such underwriter to at least the same extent as provided in this paragraph 6.

          7.      PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

          (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, provided, in no event shall any holder of Registrable Securities be required to indemnify any underwriter or other Person in any manner other than that which is specifically set forth in paragraph6(b) with respect to its indemnifications obligations to the Company and other holders of Registrable Securities.

          (b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph 4(e) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such paragraph 4(e). In the event the Company shall give any such notice, the applicable time period mentioned in paragraph 4(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this paragraph to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph 4(e).

          8. RULE 144 AND RULE 144A REPORTING. With a view to making available the benefits of certain rules and regulations of the Securities and Exchange Commission that may permit the sale of Registrable Securities to the public without registration, the Company agrees at all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Exchange Act to use its reasonable efforts to: (a) make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 and Rule 144A under the Securities Act; (b) file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") at any time after it has become subject to such reporting requirements; and (c) so long as a holder owns any Registrable Securities, furnish to the holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and Rule 144A, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a holder may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing a holder to sell any such securities without registration.

          9.      DEFINITIONS.

          "ARGOSY GROUP" is defined in the LLC Agreement.

          "ARGOSY INVESTOR REGISTRABLE SECURITIES" means Investor Registrable Securities held by members of the Argosy Group.

          "BOARD" means (i) in the case of a Person that is a limited liability company, the managers authorized to act therefor (or, of the limited liability company has no managers, the members), (ii) in the case of a Person that is a corporation, the board of directors of such Person or any committee authorized to act therefor, (iii) in the case of a Person that is a limited partnership, the board of directors of its corporate general partner (or, if the general partner is itself a limited partnership, the board of directors of such general partner's corporate general partner) and (iv) in the case of any other Person, the board of directors, management committee or similar governing body or any authorized committee thereof responsible for the management of the business and affairs of such Person.

          "COMMON UNITS" has the meaning given to such term in the LLC
Agreement.

          "HANCOCK GROUP" is defined in the LLC Agreement.

          "HANCOCK INVESTOR REGISTRABLE SECURITIES" means Investor Registrable Securities held by members of the Hancock Group.

          "INVESTOR REGISTRABLE SECURITIES" means (i) any Common Units held by members of the Argosy Group and the Hancock Group, and (ii) any securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of dividend or split or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization, PROVIDED, however, that in the event that any equity securities are issued which do not participate in the residual equity of the Company ("NON-PARTICIPATING SECURITIES"), such Non-Participating Securities will not be Registrable Securities.

          "LLC AGREEMENT" means the Amended and Restated Limited Liability Company Agreement of the Company, dated as of February17, 2000 (as the same may be amended, modified, supplemented or waived from time to time).

          "NON-PARTICIPATING SECURITIES" is defined in the definition of Investor Registrable Securities noted above.

          "OTHER REGISTRABLE SECURITIES" means (i) any Common Units of the Company held by a Person who is a party to this Agreement that do not constitute Investor Registrable Securities or Warrantholder Registrable Securities and (ii) any securities of the Company issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of dividend, or split or in connection with a combination of securities, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange; provided, however, that in the event that any such securities are Non-Participating Securities, such Non-Participating Securities will not be Other Registrable Securities.

          "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "REGISTRABLE SECURITIES" means Investor Registrable Securities, Warrantholder Registrable Securities and Other Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Investor Registrable Securities, Warrantholder Registrable Securities or Other Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder; provided that prior to participating in any Demand Registration or Piggyback Registration, such Person shall exercise rights to acquire such Registrable Securities.

          "REQUIRED WARRANTHOLDERS" shall have the meaning ascribed to it in the LLC Agreement.

          "UNITS" means the Company's Common Units as described in the LLC Agreement.

          "WARRANT" means each warrant issued pursuant to the Warrant Agreement.

          "WARRANT AGREEMENT" means the Warrant Agreement, dated as of February [__], 2000, among the Company and the purchasers party thereto, as amended, modified, supplemented or waived from time to time.

          "WARRANTHOLDER REGISTRABLE SECURITIES" means (i) any Common Units of the Company issued or issuable upon exercise of any Warrant held by a Person who is a party to this Agreement and (ii) any securities of the Company issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of dividend, or split or in connection with a combination of securities, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange; provided, however, that in the event that any such securities are Non-Participating Securities, such Non-Participating Securities will not be Warrantholder Registrable Securities.

          10.     MISCELLANEOUS.

          (a) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          (b) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (c) REMEDIES. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (d) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the holders of Registrable Securities unless such modification, amendment or waiver is approved in writing by (i) the Company and (ii)the holders of at least 75% of the (A)Registrable Securities then in existence, (B)Investor Registrable Securities then in existence and (C)Investor Registrable Securities held by members of each of the Argosy Group and the Hancock Group and then in existence; PROVIDED that no such amendment or action which materially adversely affects any one holder of Registrable Securities, as such, vis-a-vis the other holders of Registrable Securities, as such, shall be effective against such holder without the prior written consent of such holder. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. Notwithstanding the foregoing no amendment or modification of the provisions of, or the defined terms used in, the 180 day limitation in paragraph 3(a) or the proviso in paragraph 7(a), shall be effective against any holder of Warrantholder Registrable Securities without the consent of the Required Warrantholders.

          (e) ADDITIONAL PARTIES. Except as otherwise described below, the governing body of the Company shall be entitled, but not obligated, to allow any purchaser of equity securities (or securities or rights convertible or exercisable into equity securities), of the same type and class of the Registrable Securities, to execute a counterpart to this Agreement and become a party hereto (each, an "ADDITIONAL PARTY"), in which case the equity securities issued or issuable to any such Additional Party prior to the Initial IPO shall, except if such Additional Party holds securities that meet the definition of "Investor Registrable Securities" be deemed "Other Registrable Securities" for purposes of this Agreement. Notwithstanding the foregoing, a Person who acquires equity securities of the same type and class of the Registrable Securities pursuant to the LLC Agreement shall be entitled to become an Additional Party (and the Company shall be obligated to allow such Person to become an Additional Party) by executing a counterpart hereof. Except as set forth in this paragraph 10(e), the Company will not grant to any other Persons any registration rights.

          (f) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the purchasers or holders of any type of Registrable Securities are, except as otherwise described herein, also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities. Notwithstanding the foregoing, in order to obtain the benefit of this Agreement, any subsequent holder of Registrable Securities must execute a counterpart to this Agreement, thereby agreeing to be bound the terms hereof and, in connection with any such assignment described in this paragraph 10(f) (whether by operation of law or otherwise), such subsequent holder of Registrable Securities must also become subject to the terms and conditions (if any) contained in the LLC Agreement in effect at the time of such assignment.

          (g) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (h) GOVERNING LAW. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware shall control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

          (i) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to holder of Registrable Securities at the address indicated on the books and records of the Company and to the Company at its principal executive office (to the attention of the Company's president) or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          (j) WITHDRAWAL. At any time following the LockUp Period for the Initial IPO, a holder of Registrable Securities (that together with its affiliates holds less than 3% of the Company's common equity on a fully diluted basis and is not otherwise an officer, director or employee of the Company) may, upon written notice to the Company, withdraw as a holder of Registrable Securities hereunder and, upon the receipt by the Company of such notice, no longer be bound by any of the rights or obligations set forth herein (other than those set forth in paragraph 6, which provisions shall continue to apply).

          (k) ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements, or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. Without limiting the generality of the foregoing, this Agreement amends and restates in its entirety that certain Registration Rights Agreement, dated as of October 2, 1998, by and among the Company and the other Persons party thereto.

                                    * * * * *

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY
THE FRANKLIN LIFE INSURANCE COMPANY
AMERICAN GENERAL ANNUITY INSURANCE COMPANY

By:   /s/ C. Scott Inglis
      -----------------------------
       C. SCOTT INGLIS
Its:  INVESTMENT OFFICER
      -----------------------------

                [Signature Page to Registration Rights Agreement]

                                       ALLSTATE LIFE INSURANCE
                                       COMPANY

                                       By:    /s/ [ILLEGIBLE]
                                              ---------------------------------
                                       Its:
                                              ---------------------------------


                                       By:    /s/ David Walsh
                                              ---------------------------------
                                       Its:
                                              ---------------------------------

                                       Authorized Signatories


                [Signature Page to Registration Rights Agreement]

                                       JOHN HANCOCK VARIABLE LIFE
                                       INSURANCE COMPANY

                                       By:      /s/ Daniel C. Budde
                                              ---------------------------------
                                       Its:   Authorized Signatory


                [Signature Page to Registration Rights Agreement]

                                       HMI Inc.

                                       By:      /s/ [ILLEGIBLE]
                                              ---------------------------------
                                       Its:
                                              ---------------------------------
                                                    [ILLEGIBLE]


                [Signature Page to Registration Rights Agreement]

                                       HANCOCK MEZZANINE PARTNERS L.P.

                                       By:    Hancock Mezzanine Investment LLC
                                       Its:   General Partner

                                              /s/ Daniel C. Budde
                                              ----------------------------------
                                       By:    John Hancock Mutual Life Insurance
                                              Company
                                       Its:   Investment Advisor


                [Signature Page to Registration Rights Agreement]

                                       JOHN HANCOCK LIFE INSURANCE
                                       COMPANY

                                       By:      /s/ Daniel C. Budde
                                              ---------------------------------
                                       Its:           Daniel C. Budde
                                              ---------------------------------
                                                      Managing Director


                [Signature Page to Registration Rights Agreement]

                                       JOHN HANCOCK VARIABLE LIFE
                                       INSURANCE COMPANY

                                       By:       /s/ Daniel C. Budde
                                              ---------------------------------
                                       Its:           Daniel C. Budde
                                              ---------------------------------
                                                      Managing Director


                [Signature Page to Registration Rights Agreement]

                                       SIGNATURE 3 LIMITED
                                       By:    John Hancock Life Insurance
                                              Company, as Portfolio Adviser

                                       By:       /s/ Daniel C. Budde
                                              ---------------------------------
                                       Its:           Daniel C. Budde
                                              ---------------------------------
                                                      Managing Director


                [Signature Page to Registration Rights Agreement]

                                       SIGNATURE 4 LIMITED
                                       By:    John Hancock Life Insurance
                                              Company, as Portfolio Adviser

                                       By:       /s/ Daniel C. Budde
                                              ---------------------------------
                                       Its:           Daniel C. Budde
                                              ---------------------------------
                                                      Managing Director


                [Signature Page to Registration Rights Agreement]

                                       INVESTORS PARTNER LIFE
                                       INSURANCE COMPANY

                                       By:      /s/ Daniel C. Budde
                                              ---------------------------------
                                       Its:         Daniel C. Budde
                                              ---------------------------------
                                                    AUTHORIZED SIGNATORY

                [Signature Page to Registration Rights Agreement]

                                       Argosy-Safety Products L.P.

                                       By:      /s/ [ILLEGIBLE]
                                              ---------------------------------
                                       Its:
                                              ---------------------------------


                [Signature Page to Registration Rights Agreement]

                                       NSP HOLDINGS L.L.C.

                                       By:    /s/ Robert A. Peterson
                                              ---------------------------------
                                       Its:
                                              ---------------------------------


                [Signature Page to Registration Rights Agreement]

                                         /s/ Robert A. Peterson
                                       ----------------------------------------
                                                 Robert A. Peterson


                [Signature Page to Registration Rights Agreement]

                                           /s/ David F. Myers
                                       ----------------------------------------
                                                David F. Myers, Jr.


                [Signature Page to Registration Rights Agreement]

                                         /s/ Robert J. Larsen
                                       ----------------------------------------
                                             Robert J. Larsen


                [Signature Page to Registration Rights Agreement]

                                       CITIZENS CAPITAL, INC.

                                       By:        /s/ [ILLEGIBLE]
                                              ---------------------------------
                                       Its:    Managing Director
                                              ---------------------------------


                [Signature Page to Registration Rights Agreement]

                                       CONTINENTAL ILLINIOS VENTURE
                                       CORP.

                                       By:    /s/ Marcus D. Wedner
                                              ---------------------------------
                                       Its:    Marcus D. Wedner
                                              ---------------------------------


                [Signature Page to Registration Rights Agreement]

                                       Caravelle Investment Fund, L.L.C.

                                       By:    Caravelle Advisor & LLC
                                              ----------------------------------
                                       Its:   Investment Manager and Attorney
                                              in Fact
                                              ----------------------------------

                                              /s/ [ILLEGIBLE]
                                              ----------------------------------
                                              Executive Director

                [Signature Page to Registration Rights Agreement]

                                              /s/ William Grilliot
                                       ----------------------------------------
                                              William Grilliot


                [Signature Page to Registration Rights Agreement]

                                            /s/ Mary Grilliot
                                       ----------------------------------------
                                              Mary Grilliot


                [Signature Page to Registration Rights Agreement]

                                       CONTINENTAL CASUALTY COMPANY
 Form Approved
  by Law Dept.
/s/ [ILLEGIBLE]                        By:   /s/ [ILLEGIBLE]
---------------                           -------------------------------------
                                       Its: Vice President


                [Signature Page to Registration Rights Agreement]

                                       CIBC WMV INC.

                                       By:        /s/ [ILLEGIBLE]
                                              ---------------------------------
                                       Its:       Managing Director
                                              ---------------------------------


                [Signature Page to Registration Rights Agreement]

                                       Caravelle Norcross Investment Corporation

                                       By:      /s/ [ILLEGIBLE]
                                              ---------------------------------
                                       Its:       President
                                              ---------------------------------


                [Signature Page to Registration Rights Agreement]

                                       ALLIANCE INVESTMENT
                                       OPPORTUNITIES FUND, L.L.C.

                                       By:    Alliance Investment Opportunities
                                              Management, L.L.C.
                                       Its:   Managing Member

                                       By:    Alliance Capital Management, L.P.
                                       Its:   Managing Member

                                       By:    Alliance Capital Management
                                              Corporation
                                       Its:   General Partner

                                       By:         /s/ [ILLEGIBLE]
                                              ----------------------------------
                                       Its:      SENIOR VICE PRESIDENT
                                              ----------------------------------


                [Signature Page to Registration Rights Agreement]

                                       Co-Invest Merchant Fund 2 L.L.C.

                                       By:        /s/ [ILLEGIBLE]
                                              ----------------------------------
                                       Its:
                                              ----------------------------------


                [Signature Page to Registration Rights Agreement]

                                       ALBION ALLIANCE MEZZANINE FUND,
                                       L.P

                                       By:     /s/ U. Peter C. Cummeson
                                              ----------------------------------
                                       Its:       U. PETER C. CUMMESON
                                              ----------------------------------
                                                  SENIOR VICE PRESIDENT


                [Signature Page to Registration Rights Agreement]

                                       CONNECTICUT GENERAL LIFE
                                       INSURANCE COMPANY
                                       By:    CIGNA Investments, Inc.
                                              (authorized agent)

                                       By:    /s/ Edward Lewis
                                              ----------------------------------
                                       Its:        EDWARD LEWIS
                                              ----------------------------------
                                                   MANAGING DIRECTOR


                [Signature Page to Registration Rights Agreement]

                                       LIFE INSURANCE COMPANY OF
                                       NORTH AMERICA
                                       By:    CIGNA Investments, Inc.
                                              (authorized-agent)

                                       By:    /s/ Edward Lewis
                                              ----------------------------------
                                       Its:        EDWARD LEWIS
                                              ----------------------------------
                                                   MANAGING DIRECTOR


                [Signature Page to Registration Rights Agreement]

                                       PPM AMERICA SPECIAL
                                       INVESTMENTS CBO II, L.P.
                                       By PPM AMERICA, INC., its Attorney in
                                       Fact

                                       By:    /s/ Levovd E. Robinson
                                              ----------------------------------
                                       Name:  Levovd E. Robinson, CFA
                                              ----------------------------------
                                       Its:   Senior Managing Director
                                              ----------------------------------


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                       PPM AMERICA SPECIAL
                                       INVESTMENTS FUND, L.P.
                                       By PPM AMERICA, INC., its Attorney in
                                       Fact

                                       By:    /s/ Levovd E. Robinson
                                              ----------------------------------
                                       Name:  Levovd E. Robinson, CFA
                                              ----------------------------------
                                       Its:   Senior Managing Director
                                              ----------------------------------


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                       J.H. WHITNEY MEZZANINE FUND, L.P.

                                       By:    Whitney GP, L.L.C.


                                       By:    /s/ Joseph Carrabino
                                              ----------------------------------
                                       Name:  Joseph Carrabino, Jr.

                                       A Managing Member


                [Signature Page to Registration Rights Agreement]